PITCAIRN FUNDS

                             DIVERSIFIED VALUE FUND
                             DIVERSIFIED GROWTH FUND
                                SELECT VALUE FUND
                               SELECT GROWTH FUND
                                 SMALL CAP FUND
                             FAMILY HERITAGE(R) FUND
                            INTERNATIONAL EQUITY FUND
                                TAXABLE BOND FUND
                              TAX-EXEMPT BOND FUND


       SUPPLEMENT DATED MAY 14, 2004 TO PROSPECTUS DATED FEBRUARY 28, 2004

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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The Board of Trustees of the Pitcairn Funds ("Pitcairn Trust") has approved an
Agreement and Plan of Reorganization ("Reorganization Plan"), on behalf of each series of the Pitcairn Trust (each a "Pitcairn Fund"), with the Constellation Funds ("Acquiring Trust"), on behalf of corresponding newly organized series of the Acquiring Trust (each an "Acquiring Fund"). The Reorganization Plan contemplates the transfer of all assets of each Pitcairn Fund to a corresponding Acquiring Fund and the assumption by each Acquiring Fund of the liabilities of the respective Pitcairn Fund, in exchange for shares of the corresponding Acquiring Fund, which will then be distributed to shareholders of each Pitcairn Fund (the "Reorganizations"). Accordingly, following completion of the proposed Reorganizations, shareholders of each Pitcairn Fund will own shares of the corresponding Acquiring Fund, as set forth in the chart below:

      PITCAIRN FUND                       CORRESPONDING ACQUIRING FUND
 Diversified Value Fund          Constellation Pitcairn Diversified Value Fund
 Diversified Growth Fund         Constellation Pitcairn Diversified Growth Fund
    Select Value Fund               Constellation Pitcairn Select Value Fund
   Select Growth Fund            Constellation Sands Capital Select Growth Fund
     Small Cap Fund                  Constellation Pitcairn Small Cap Fund
  Family Heritage(R)Fund           Constellation Pitcairn Family Heritage(R)Fund
International Equity Fund           Constellation International Equity Fund
    Taxable Bond Fund               Constellation Pitcairn Taxable Bond Fund
  Tax-Exempt Bond Fund            Constellation Pitcairn Tax-Exempt Bond Fund

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The Acquiring Trust is an investment company registered under the Investment
Company Act of 1940, as amended, advised by Constellation Investment Management Company, LP ("CIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended. CIMCO uses a "manager of managers" structure and intends to retain Pitcairn Investment Management and the current sub-advisers to the Pitcairn Funds as sub-advisers to the corresponding Acquiring Funds. Each Reorganization is intended to qualify as a tax-free transaction and is not expected to result in a taxable event for shareholders of any of the Pitcairn Funds for federal income tax purposes. Each Acquiring Fund will have investment objectives, policies and restrictions that are substantially similar to its counterpart Pitcairn Fund and each Acquiring Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Pitcairn Fund immediately prior to the Reorganizations. After the Reorganizations, each shareholder of each Pitcairn Fund will own the same number of shares in the corresponding Acquiring Fund as he, she or it held immediately prior to the Reorganizations. Further, the value of the shares immediately after the Reorganizations will be the same as it was immediately prior to the consummation of the Reorganizations. Until the Reorganizations are completed, shareholders of the Pitcairn Funds will continue to be able to redeem their shares. Redemption requests received after the Reorganizations will be treated as requests received by the relevant Acquiring Fund for the redemption of the shares received by the shareholder in the Reorganizations.

Completion of each Reorganization will be subject to a number of conditions including, among others, approval by shareholders of the pertinent Pitcairn Fund of the following: the Reorganization Plan; an investment advisory agreement with CIMCO for each Acquiring Fund; an investment sub-advisory agreement between CIMCO and the investment sub-adviser of each Acquiring Fund; and a Rule 12b-1 distribution and shareholder service plan for each Acquiring Fund. A special meeting of the shareholders of record of each Pitcairn Fund as of May 20, 2004 is currently expected to be held on or about July 21, 2004, and such shareholders will receive proxy materials discussing the Reorganizations in greater detail. Assuming that each condition to the Reorganizations is met, Pitcairn Fund shareholders will become shareholders of the corresponding Acquiring Fund upon the completion of the Reorganizations, which is currently expected to take place on or about the close of business on July 23, 2004, as that date may be adjusted from time to time. There is no assurance that the Reorganizations will be completed.

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          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.